Equity-accounted Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Equity-accounted Investments
22. Equity-accounted Investments
On September 25, 2017, Teekay, Teekay Offshore and Brookfield finalized the Brookfield Transaction (see Note 4). As a result, Teekay has included the results of Teekay Offshore as an equity-accounted investment in its financial results as at December 31, 2018 and December 31, 2017, and for year ended December 31, 2018 and for the period from September 25, 2017 to December 31, 2017. At September 25, 2017, when the Company initially recorded its equity investment in Teekay Offshore, the difference between the Company's investment and the carrying value of Teekay Offshore's net assets was substantially attributable to basis differences between the fair value and carrying amounts of the vessels. As at December 31, 2018, the excess of the carrying value of the Company's investment over the carrying value of Teekay Offshore's net assets was $10.7 million (December 31, 2017 – $3.8 million). As at December 31, 2018, the aggregate fair value of the Company’s 13.8% interest in the common units of Teekay Offshore (13.8% interest – December 31, 2017), based on the quoted market price of Teekay Offshore's common stock on the New York Stock Exchange, was $68.5 million ($133.5 million – December 31, 2017) and its carrying value was $134.4 million ($143.3 million – December 31, 2017). The aggregate fair value of the Company’s 13.8% interest in the common units of Teekay Offshore based on the quoted market price of Teekay Offshore's common stock on the New York Stock Exchange was $67.9 million on March 29, 2019.

The equity investees of Teekay LNG include the following:

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In December 2015, Teekay LNG entered into an agreement with National Oil & Gas Authority (or Nogaholding), Samsung C&T (or Samsung) and Gulf Investment Corporation (or GIC) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The Bahrain LNG Joint Venture is a joint venture between Nogaholding (30%), Teekay LNG (30%), Samsung (16%) and GIC (24%). The project is expected to include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement, which is expected to commence in mid-2019. In addition, Teekay LNG has supplied an FSU in connection with this project in September 2018 through a 21-year time-charter contract with the Bahrain LNG Joint Venture.

As at December 31, 2018, Teekay LNG had advanced $79.1 million (December 31, 2017 – $79.1 million) to the Bahrain LNG Joint Venture. These advances bear interest at LIBOR plus 1.25% and as at December 31, 2018, the interest receivable on these advances was $nil (December 31, 2017 – $0.1 million).

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A 50/50 joint venture agreement with China LNG Shipping (Holdings) Limited (or the Yamal LNG Joint Venture) and the joint venture had ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project) of which two LNG carrier newbuildings were delivered during 2018. In December 2017, the Yamal LNG Joint Venture secured a $1.6 billion long-term debt facility to finance all six of its ARC7 LNG carrier newbuildings. As part of the completed financing, the Yamal LNG Joint Venture returned a total of $104 million of capital back to the joint venture partners in December 2017, of which Teekay LNG's share was $52 million. Teekay LNG has guaranteed its 50% share of a secured loan facility in the Yamal LNG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.6 million (December 31, 2017 – $0.6 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

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In June 2014, Teekay LNG acquired from Shell its ownership interests in four LNG carrier newbuildings. As compensation for Shell’s ownership interests in these four LNG carrier newbuildings, Teekay LNG assumed Shell’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. Teekay LNG initially estimated it would incur approximately $36.9 million of costs to provide these services, of which Shell has agreed to pay a fixed amount of $20.3 million. Teekay LNG estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from Shell was $16.5 million. As at December 31, 2018, the carrying value of the service obligation of $nil (December 31, 2017 – $8.2 million) is included in other long-term liabilities and the carrying value of the receivable from Shell of $0.2 million (December 31, 2017 – $3.5 million) is included in accounts receivable in the Company’s consolidated balance sheets.

As at December 31, 2018, Teekay LNG has a 30% ownership interest in two LNG carriers, the Pan Asia and the Pan Americas, and a 20% ownership interest in one LNG carrier newbuilding, the Pan Europe (or collectively, the Pan Union Joint Venture). The Pan Africa was delivered in January 2019 and concurrently commenced its 20-year charter contract with Shell.

On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Pan Union Joint Venture's net assets was substantially attributed to ship construction support agreements and the time-charter contracts. As at December 31, 2018, the unamortized amount of the basis difference was $11.0 million (December 31, 2017 – $11.4 million).

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A 50/50 joint venture agreement with Exmar NV (or Exmar) (or the Exmar LPG Joint Venture). Teekay LNG has guaranteed its 50% share of a secured loan facility and four capital leases in the Exmar LPG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $1.3 million (December 31, 2017 – $1.6 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

As at December 31, 2018, the Teekay LNG had advanced $52.3 million (December 31, 2017 – $52.3 million) to the Exmar LPG Joint Venture, which bears interest at LIBOR plus 0.50% and has no fixed repayment terms. As at December 31, 2018, the interest receivable on these advances was $nil (December 31, 2017 – $0.2 million). These amounts are included in the table below.
On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Exmar LPG Joint Venture's net assets was substantially attributed to the value of the vessels and charter agreements of the Exmar LPG Joint Venture and goodwill in accordance with the finalized purchase price allocation. At December 31, 2018, the unamortized amount of the basis difference was $24.9 million (December 31, 2017 – $25.5 million).

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A 50/50 joint venture with Exmar (or the Excalibur Joint Venture). On January 31, 2018, Teekay LNG sold its other 50/50 joint venture with Exmar relating to the Excelsior LNG carrier (or the Excelsior Joint Venture) for gross proceeds of approximately $54 million. As a result of the sale, Teekay LNG recorded a gain of $5.6 million for the year ended December 31, 2018, which is included in equity income (loss) in the consolidated statements of (loss) income. Teekay LNG has guaranteed its 50% share of the secured loan facility of the Excalibur Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as of December 31, 2018 was nominal (December 31, 2017 – $0.2 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Excalibur Joint Venture's net assets was substantially attributed to an increase to the carrying value of the vessel of the Excalibur Joint Venture in accordance with the finalized purchase price allocation. At December 31, 2018, the unamortized amount of the basis difference was $13.0 million (December 31, 2017 – $13.4 million).

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A 52% ownership interest in the joint venture between Marubeni Corporation and Teekay LNG (or the Teekay LNG-Marubeni Joint Venture). In December 2018, the Teekay LNG-Marubeni Joint Venture completed the refinancing one of its debt facilities maturing in 2019 by entering into a new $306.5 million U.S. Dollar-denominated term loan maturing in December 2023. Teekay LNG has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.4 million (December 31, 2017 – $0.5 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

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A 33% ownership interest in the Angola Joint Venture that owns four newbuilding 160,400-cubic meter LNG carriers (or the Angola LNG Carriers). The other partners of the Angola Joint Venture are NYK Energy Transport (or NYK) (33%) and Mitsui & Co. Ltd. (34%).

Teekay LNG has guaranteed its 33% share of the secured loan facilities and interest rate swaps of the Angola Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.6 million (December 31, 2017 – $0.7 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

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A 40% ownership interest in Teekay Nakilat (III) Corporation (or the RasGas 3 Joint Venture), and the remaining 60% is held by Qatar Gas Transport Company Ltd. (Nakilat). between Teekay LNG and QGTC Nakilat (1643-6) Holdings Corporation.

In January 2014, Teekay and Teekay Tankers formed TIL, which sought to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery in the current cyclical low of the tanker market. Teekay and Teekay Tankers in the aggregate purchased 5.0 million shares of common stock, representing an initial 20% interest in TIL, as part of a $250 million private placement by TIL, which represented a total investment by Teekay and Teekay Tankers of $50.0 million. In October 2014, Teekay Tankers acquired an additional 0.9 million common shares in TIL, representing 2.43% of the then outstanding share capital of TIL.

On May 31, 2017, Teekay Tankers entered into a merger agreement (or the Merger Agreement) to acquire the remaining 27.0 million issued and outstanding common shares of TIL, by way of a share-for-share exchange of 3.3 shares of Teekay Tankers Class A common stock for each outstanding share of TIL common stock (or the TIL merger). During the year ended December 31, 2017, the Company recognized a loss of $46.2 million on remeasuring its investment in TIL to fair value.

On completion of the TIL merger, TIL became a wholly-owned subsidiary of Teekay Tankers. As consideration for the merger, Teekay Tankers issued 88,977,544 Class A common shares (including 8,250,000 Class A common shares to Teekay) to the TIL shareholders (other than Teekay Tankers) for $151.3 million, or $1.70 per share. The merger with TIL was accounted for as an acquisition of assets. The purchase price was determined based on the value of Teekay Tankers shares issued on the merger date and transaction costs associated with the merger, which amounted to $6.9 million. Together with the fair value of the Company's 19.5% ownership in TIL (11.3% of which was held through Teekay Tankers) and the total number of Class A common shares issued at the close of the merger, the total acquisition cost was $177.4 million. The assets acquired and liabilities assumed were recognized at their fair values on November 27, 2017, with the difference between the purchase price and the net fair value of the net assets acquired allocated on a relative fair value basis to the vessels acquired. Net working capital and long-term debt assumed were recognized at their fair values on November 27, 2017, of $47.1 million and $337.1 million, respectively. The remaining amount of the asset acquisition purchase price was allocated to vessels ($467.2 million) and existing time-charter contracts ($0.2 million), on a relative fair value basis.

Teekay Tankers also owns a 50% interest in a joint venture arrangement between Teekay Tankers and Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong Joint Venture) which owns a single VLCC tanker. The vessel is currently trading on spot voyage charters in an RSA managed by a third party.

In November 2011, Teekay acquired a 40% interest in a recapitalized Magnora ASA (or Magnora, previously Sevan Marine ASA) for approximately $25 million and as at December 31, 2017, the Company had a 43.5% interest in Magnora. In November 2018, Teekay sold its ownership interest in Magnora for approximately $27 million and recognized a gain of $15.3 million, which is presented in equity income on the consolidated statements of (loss) income.

A condensed summary of the Company’s investments in equity-accounted investees by segment, which includes loans and net advances to equity-accounted investees, is as follows (in thousands of U.S. dollars, except percentages):

		As at December 31,
Investments in Equity-accounted Investees (1)	Ownership Percentage	2018 $	2017 $
Teekay LNG – Liquefied Gas
Bahrain LNG Joint Venture	30%	81,709	77,786
Yamal LNG Joint Venture	50%	210,290	194,715
Pan Union Joint Venture	20%-30%	71,040	38,298
Exmar LNG Joint Venture	49%	32,419	79,915
Exmar LPG Joint Venture	50%	151,186	157,926
Teekay LNG - Marubeni Joint Venture	52%	342,280	335,897
Angola LNG Carriers	33%	79,606	73,316
RasGas3 Joint Venture	40%	132,256	123,034
Teekay Tankers – Conventional Tankers
Wah Kwong Joint Venture	50%	25,766	24,546
Teekay Parent – Offshore Production
Magnora (2)	44%	—	15,589
Teekay Parent – Other
Teekay Offshore (3) (note 4)	14%	157,924	208,871
TOO GP (3) (note 4)	49%	3,968	4,061
Other	50%	—	1,169
		1,288,444	1,335,123

(1)
Investments in equity-accounted investees is presented in current portion of loans to equity-accounted investments, investments in and loans to equity-accounted investments and loans from equity-accounted investments in the Company’s consolidated balance sheets.

(2)	Teekay sold its ownership interest in Magnora in November 2018.

(3)	The results included for Teekay Offshore are from the date of deconsolidation on September 25, 2017.

A condensed summary of the Company’s financial information for equity-accounted investments (14% to 52%-owned) shown on a 100% basis are as follows:

	As at December 31,
	2018	2017
Cash and restricted cash	568,843	555,566
Other assets – current	412,388	370,790
Vessels and equipment, including vessels related to capital leases and advances on newbuilding contracts	6,615,077	8,056,504
Net investment in direct financing leases	3,000,927	1,973,307
Other assets – non-current	1,957,271	500,108
Current portion of long-term debt and obligations related to capital leases	1,106,812	764,098
Other liabilities – current	563,862	593,968
Long-term debt and obligations related to capital leases	6,882,426	5,957,406
Other liabilities – non-current	478,311	751,416

	Year Ended December 31,
	2018	2017	2016
Revenues	2,052,084	980,078	882,650
Income from vessel operations	406,125	258,006	365,472
Realized and unrealized gain (loss) on non-designated derivative instruments	21,664	(17,438)	(10,900)
Net (loss) income	(3,747)	38,646	239,766

The results included for TIL are until its consolidation on November 27, 2017. The results included for Teekay Offshore are from the date of deconsolidation on September 25, 2017.

For the year ended December 31, 2018, the Company recorded equity income of $61.1 million (2017 – loss of $37.3 million, and 2016 – income of $85.6 million). The equity income in 2018 was primarily comprised of the Company’s share of net income from the Angola LNG Carriers, Magnora, the RasGas3 Joint Venture, the Pan Union Joint Venture, the Bahrain LNG Joint Venture, the Yamal LNG Joint Venture and the Exmar LNG Joint Venture; offset by equity losses in Teekay Offshore and the Exmar LPG Joint Venture. For the year ended December 31, 2018, equity income included $17.6 million related to the Company’s share of unrealized gains on interest rate swaps in the equity-accounted investees (2017 – $7.7 million and 2016 – $8.7 million).